BILLING     SERVICES  AGREEMENT  (ONE  PLUS  (L*))

     THIS BILLING SERVICES AGREEMENT-ONE PLUS ("Agreement") is entered into as of the 9th day of December, 1996 ("Effective Date"), by and between INTEGRETEL, INCORPORATED ("IGT"), a California corporation and AMERICAN NORTEL COMMUNICATIONS, INC., ("Customer").

                                    RECITALS

     WHEREAS,  Customer  is  the  provider  of  presubscribed  1+  services  and
                                                ---------------------------
Customer represents and warrants that such services DO NOT Include any entertainment and/or information value; and

     WHEREAS, IGT is engaged in the business of providing telephone company billing and collection and associated services to the telecommunications industry; and

     WHEREAS, IGT is willing to provide its services to Customer and Customer desires to obtain such services from IGT upon the terms and conditions stated herein;

     NOW, THEREFORE, the parties hereto, in Consideration of mutual covenants and agreements contained herein, do hereby agree as follows:

     1, DEFINITION. For purposes of this Agreement, the following terms shall have the meaning set forth below:

(a)  "Basic  Services"  shall  mean  generally:
(i) the submission of Customer's Billing Transactions to the Telcos; (ii) the collection of funds from the Telcos with respect to Customer's Billing Transactions;

     (iii}  the  remittance  to  Customer  of funds to which it is entitled; and

     (iv) the provision of bill inquiry service to End-Users accounts in response to direct contact from End-Users or through Telco referral as more specifically described in Exhibit E herein; and

     (v) handling of written disputes from End-Users either directly or by referral to Customer, including but not limited to, disputes directed through regulatory agencies.

     (b)  "Billing Contracts" shall mean those billing and collection agreements
          -------------------
entered into between IGT and certain telephone companies and/or certain third parties who contract directly with such telephone companies as identified on Exhibit A.

     (c)  "Billing  transaction(s)"  shall  mean  the  use  by  End-Users  of
          -------------------------
Customer's services which give rise to billable transactions submitted by Customer to IGT for billing and collection.

     (d)  "Billing  Transaction  Data"  -  shall  mean  the  data summarizing or
          ----------------------------
evidencing  Customer's  Billing  Transactions.

     (e)  "END-USER(S)"  shall  mean  the  users  of  Customer's  Services.
          -------------

     (f)  "IGT  Reserve"  shall  mean  any  additional  reserve amounts that IGT
          --------------
reasonably determines is necessary to protect IGT's business exposure rating to the collection of Customer's Billing Transactions. Such additional reserve amounts are generally required when the quality or quantity of Billing Transactions varies measurably from expectation.

     (g)  "Major  Telcos" shall mean U.S. West, Pacific Telesis, Ameritech, Bell
     ---------------
Atlantic, Nynex, Bell South, Southwestern Bell, GTE or any others as designated by IGT.

     (h)  "Recourse"  shall  mean  a  post  billing adjustment where an End-User
          ----------
challenges charges, It generally occurs within sixty (60) days of a deposit cycle but may also be delayed. Recourse is authorized by the Telcos as provided in the Billing Contracts or by IGT in accordance with the guidelines in Exhibit E.

     (i) "Reserves" shall mean collectively the Telco Holdback and IGT Reserves.
         ----------

     (j)  "Subscriber  Inquiry  Services"  shall  mean the bill inquiry services
          -------------------------------
which IGT provides to End-Users in response to direct contact from End-Users or through Telco referrals, as more fully described on Exhibit E attached hereto.

     (k) "Taxes" shall mean all federal, state or local sales, use, excise, gross receipts or other taxes imposed on or with respect to Customer's Billing Transactions.

     (l)  "Taxes"  shall  mean  those  telephone  companies listed on Exhibit A,
          -------
attached hereto, as may be amended by IGT from time to time, with which IGT has entered into Billing Contracts either directly or indirectly through third parties who contract directly with such telephone companies.

     (m)  "Telco  Holdback"  shall  mean  an amount of offset against Customer's
          -----------------
Billing Transactions  to cover Customer's reasonable share of the Telco Reserve.

     (n)  "Telco  Holdback  Rate"2  shall mean the percentage rate of Customer's
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Billing  Transactions  required  for  the  Telco Holdback amount and is based on either:

     (i) The current Telco Reserve Rate which is subject to unilateral change without notice; or

     (ii) IGT's analysis of Telco supplied account write-off detail as applicable to Customer's specific End-User accounts; or

     (iii) An initial start rate of six percent (6%) for those Telcos capable of providing account write-off detail but for which Customer specific history has not yet been established.

     (o)  "Telco  Reserve"  shall  mean  an  amount  withheld  by  the Telco, in
          ----------------
anticipation  of  uncollectables,  based  on  IGT's  aggregate  customer  mix.

     (p)  "Telco  Reserve  Rate"  shall  mean  the  percentage of gross billings
          ----------------------
reserved by the Telco and is determined by the Telco based on the results of Telco True-ups and their internal calculation methodologies.

     (q)  "Telco True-up"  shall mean the process by which a Telco, from time to
          ---------------
time:

     (i) determines whether Telco Reserve amounts for uncollectible End-User accounts were in excess or less than the amount of the Telco's actual realized bad debt ("RBD") for a particular period, and

     (ii) collects from or refunds to IGT, as the case may be, any difference between the reserves held beck by the Telco and the RBD,

     (r)  "True-up"  shall  mean  the  process by which IGT reconciles the Telco
Heldback held from Customer's funds and the RBD as it fairly relates to Customer's Billing Transactions. Such True-up shall be conducted in accordance with IGT's internal methodology and shall be based on the time periods and data supplied to IGT through the Telco True-up process.

     (s)  "Unbillables"shall  mean Billing Transactions designated by a Telco as
          -------------
not  billable  based  on  their  own  internal  editing  process.

     (t)  "Uncollectibles" shall mean Billing Transactions designated by a Telco
     ----------------
as  not  collectible  based  on  their  own  Internal  editing  process.

     2.  IGT  SERVICES. IGT, as a limited, agent for Customer, agrees to provide
         --------------
the Basic Services to Customer in accordance with the terms and conditions contained herein. Customer acknowledges and agrees that IGT is not deemed a trustee or fiduciary in its performance of this Agreement.

     3.  CUSTOMER  SUBMISSION  OF  BILLING  TRANSACTIONS  TO  lGT.
         ---------------------------------------------------------

     (a) Customer acknowledges and agrees that at least seventy-five percent (75%) of the submitted Billing Transactions will be billable within one or more of the Major Telcos.

     (b) Customer shall submit to IGT its Billing Transaction Data in the format set forth on Exhibit B or other mutually agreed upon format. Customer shall submit such information in a timely manner consistent with the schedule set forth in Exhibit C.

     (c) IGT reserves the right to refuse to accept any and all of Customer Billing Transactions that are not formatted as set forth above or are not submitted in a timely manner consistent with Exhibit C.

     4.     IGT  EDIT.
            ----------

     (a) Upon IGT's receipt of Customer's Billing Transaction Data as set forth above, IGT shall subject such information to its proprietary edit process. This edit process will screen the call information for compliance with Telco, legal, regulatory and other requirements set forth herein before the information is forwarded to the Telcos. IGT shall have sole discretion to determine whether Customer's Billing Transaction Data meets IGT's screening criteria. If any of
Customer's Billing Transactions ere found by that edit process to fail to meet the applicable requirements, IGT shall return such transactions to Customer and shall not charge Customer any fee with respect to such rejected Billing Transactions. IGT shall have no further responsibility for any such returned Billing Transactions.

     (b) Any Billing Transactions submitted to IGT which were initiated by End-User's that reside in an area where IGT has no Billing Contract with the Telco servicing such area, wilt be edited and returned to Customer. Customer agrees and acknowledges that IGT may unilaterally amend, from time to time, Exhibit A hereto by adding or deleting Telcos. IGT shall provide written notice to Customer of any changes.

     5.     TELCOSUBMISSION.  EDIT.&  COLLECTION.
            -------------------------------------

     (a) In accordance with the schedule set forth in Exhibit C, as updated from time to time, IGT shall submit to the Telcos those Billing Transactions of Customer that have passed the screening of IGT's edit process. The applicable Telco may subject Customer's Billing Transactions submitted to it by IGT to its own edit process and .thereby refuse to bill certain transactions even though the transaction passed the IGT edit. After receipt of notice by the Telco that certain Billing Transactions are Unbillable and have been rejected by the Telcos edit process, IGT may take steps to correct the problem and resubmit the Unbillable, or rejected, Billing Transactions to the Telcos if IGT, in its sole discretion, believes that the Problem can be corrected by reasonable efforts. Customer agrees to fully cooperate with IGT in making any such necessary corrections. Transactions rejected and returned to IGT in an electronic format by the Telco which IGT determines not to resubmit will be returned to

Customer and IGT shall have no further responsibility for such returned transactions. Customer shall, however, be charged IGT fees with respect to Billing Transactions rejected by Telcos.

     (b) Subject to terms and conditions set forth herein and in accordance with the Billing Contracts, IGT shall collect funds from the Telcos with respect to the Billing Transactions and promptly remit, less deductions and fees.

     6.     DEDUCTIONNS  FROM  BIILLING  TRANSACTIONS.
            ------------------------------------------

     (a) In addition to any fees payable to IGT pursuant to this Agreement, IGT shall withhold from sums otherwise owing to Customer for Customer's Billing Transactions an amount necessary to offset Unbillables, Recourse, Reserves and any True-Up shortfall (referred to collectively as "Offsets"). In the event such Offsets are in excess of the funds otherwise due to Customer, IGT shall invoice Customer for such excess amount and Customer shall pay such amounts within fifteen (15) days of invoice.

     (b) IGT shaIl exercise reasonable efforts to provide supporting detail for all Offsets in a manner consistent with the detail supplied to IGT from the Telcos. In the event that supporting detail is of a form that it cannot be provided to Customer, IGT shall make it available for Customer's review, upon Customer's written request, at IGT's premises during normal business hours.

     (c) In the event a Telco applies a deduction that cannot be supported with specific detail, IGT shall apply an Offset to Customer based, at IGT's discretion, either on (i) Customer specific information available for similar deductions; or

     (ii) Customer's proportional share of the total billings for the Telco and period affected.

     (d) Customer acknowledges that while IGT may be responsible to the Telcos for any shortfalls, Customer is ultimately responsible for such sums once IGT has paid the Telcos out of the Reserves. IGT shall invoice Customer for any such shortfall, and Customer shell pay IGT within fifteen (15) days of the date of the invoice.

7.     TAXES.
       ------

     With respect to Taxes arising from Customer's Billing Transactions submitted to Telcos by IGT, certain Telcos shall pay such taxes directly to the appropriate taxing authority. Other Telcos remit such tax funds to IGT with instructions for payment of the taxes by IGTCustomer and IGT acknowledge that IGT shall not be responsible for the accuracy of the tax determination by the Telcos or the failure of the Telcos to properly remit such taxes. IGT shall, however, exercise reasonable efforts to assist Customer in resolving any dispute concerning taxes, Additionally, unless calculated by the Telcos, IGT Shall not be responsible in anyway for any intrastate taxes payable on Billing Transactions that may be paid outside of such state. The Customer agrees to indemnify and hold IGT harmless from and against any liability or loss, as to the Customer's services resulting from any taxes, penalty, interest, additions to tax, surcharges or other charges or expenses payable or incurred by IGT.

     8.     SERVLCE  FEES  AND  OTHER  DEDUCTIONS.
            --------------------------------------

     (a)  IGT Fees. For Basic Service, IGT shall receive and Customer shall pay,
          ---------
primarily by means of IGT withholding such sums from its disbursements to Customer, a fee for each of Customer's Billing Transactions submitted to a Telco, and a fee for each subsequent inquiry performed with respect to such Billing Transactions. The IGT fee shall only be assessed once with respect to any particular Billing Transaction, unless the Billing Transaction [s rejected by the Telco due to a matter relating to Customer's processing of the Billing Transactions or Customer's failure to meet legal or regulatory criteria, in which case IGT shall be entitled to another fee for any such Billing Transaction resubmitted to the Telcos, IGT's fees shall be as set forth in Exhibit G. IGT may adjust its fees on sixty (60) days prior written notice to Customer, provided, however, that said adjustment shall not exceed ten percent (10%) per year.

     (b)  Recourse Adjustments. In addition to any Billing Transactions rejected
          ---------------------
by the Telcos, a Telco or IGT may contemporaneously or subsequently impose a Recourse adjustment to Customer's Billing Transactions by a deduction made to the settlement amount relating to submitted Billing Transactions of Customer. Recourse adjustment information available to IGT in a usable electronic format shall be provided to Customer. Such information will not be supplied to Customer if not available in electronic format.

     (c).  "Telco  Fees".  IGT shall deduct from any sums collected on behalf of
            -------------
Customer an amount, as set forth in Exhibit A under the beading "Charge", to offset the charge for Billing Transactions imposed by Telcos. Such funds shall be used to pay Telco processing fees and any related costs and charges with respect to the Billing Transactions. A Telco fee is not deducted for transactions that are rejected by the Telco or determined to be unbillable by the Telco. Telco fees subject to change without notice.

     (d)  Legal  Process  Expenses.In the event IGT is served with legal process
          -------------------------
arising from IGT's service to Customer and IGT is not a party to the action, IGT may, at its sole discretion, assess Customer for its reasonable time and expenses incurred in responding to said process. IGT shall invoice Customer, and Customer shall pay the invoice within thirty (30) days of the date of the invoice. If Customer fails to pay the invoice in a timely manner, IGT may offset the amount due.

     (e)  Interest.IGT  reserves  the  right  to charge Customer interest on any
          ---------
delinquent balance at the lesser of eighteen percent (18%) per year or the maximum amount permitted by law.

     9.  REMITTAL  OF  CUSTOMER FUNDS.The Telcos will remit to IGT funds arising
         -----------------------------
from Customer's Billing Transactions submitted to the Telcos. Customer shall be entitled to such funds subject to the deductions stated in Sections 6, and g. Weekly, IGT shall transfer to Customer the funds to which Customer is entitled hereunder, as adjusted, collected the prior calendar week. The transfer of any such funds in excess of $10,000 may be made by wire transfer. Customer shall be responsible to provide IGT accurate Written wire transfer instructions.
Remittances under $10,000 may be via check sent by forty eight {48) hour delivery service, where available, to Customers address set forth below. Customer shall be responsible to provide IGT written notice of any change of such address.

     10.  REPORTS.

     (a) IGT agrees to provide Customer with IGT's standard transaction report per the delivery schedule sat forth on Exhibit D. Customer may request that IGT provide additional reports or a different formatted report. To the extent IGT can comply with such request in a reasonable manner, IGT shall supply such reports at an additional charge to the Customer, which charge shall be determined solely by IGT based upon the time end expense IGT shall incur in generating that report. On a mutually agreed schedule, IGT shall provide Customer access to the acknowledgments IGT receives from Telcos with respect to Customer's BilIing Transactions. Customer may request such information more frequently, but in such instances, such access or copies shall be provided on an "as available" basis and at an additional cost to the Customer as determined solely by IGT based upon the time and expenses incurred in complying with such a request.

     (b) Customer acknowledges and understands that the individual Telcos may or may not provide definitive detail to IGT for Billing Transactions the Telco deems to be Unbillable, Uncollectable, or Recoursed. Customer hereby acknowledges and agrees that it shall not hold IGT to a higher standard of accounting pertaining to detail as provided by the individual Telco. Customer further acknowledges and agrees that the IGT methodology associated with the determination of Customer's share of Uncollectibles, Unbillables end Recourse is reasonable and appropriate given the complexity and detail received from the individual Telco. Service Fees and Other Deductions, as contained in Section 9 herein, shall be calculated accordingly.

     (c) Customer agrees that it is solely responsible for inspecting and reviewing all reports provided by IGT within thirty (30) days of receipt by Customer, Customer's failure to report any errors or inconsistencies with respect to such reports shall constitute acceptance by Customer.

     11. BILLlNG APPEARANCE. When mandated by applicable regulatory authorities,
         -------------------
and where it is possible for the applicable Telco to do so, Customer's Billing Transaction shall appear on such Telco subscriber's bills on IGT's bill page identified as charges from "___________________" no more than 20 characters, including spaces).

     12. SUBSCRIBER INQUIRIES. The Billing Contracts, in some instances, provide
         ---------------------
that the Telco will handle certain subscribers billing inquiries with respect to Billing Transactions submitted by IGT to that Telco. Upon request, IGT shall provide a description of such arrangement to Customer for any Telco pertinent to Customer's Billing Transactions, subject to any confidentiality requirement between IGT and such Telco. Additionally, IGT shall provide subscriber inquiry services, as described in Exhibit E, based on direct inquiries or referrals from the Telco. Customer agrees to fully cooperate with the applicable Telco and IGT with respect to any subscriber inquiries including, without limitation, providing originating number locations, applicable rate tables, and the name of an internal contact person to resolve such inquiries.

     13.  CUSTOMER WARRIENTIES.  Customer  warrants  to  IGT  that  it  is,  and
          ---------------------
throughout the Term of this Agreement shall be, in compliance with all applicable federal, state, and Iocal regulatory requirements applicable to any Billing Transactions submitted by the Customer to IGT. Specifically, Customer warrants that it is in compliance with all certification requirements, tariffs, rate caps, and validation requirement applicable to Customer's Billing Transactions. Customer agrees to provide written proof of such compliance to IGT within five (5) days of IGT's request. Customer acknowledges that IGT shall have the right to immediately suspend any and all obligations and IGT shall have no liability to Customer hereunder in the event IGT does not receive satisfactory written proof of such compliance. Customer agrees to advise IGT in writing as soon as reasonably possible of any instances where it is not in compliance with such regulatory requirements. Customer agrees to indemnify and hoId IGT harmless from any and all third party claims that may arise with regard to the Billing Transactions or the provision of services hereunder.

     14. IGT WARRANTY. IGT warrants that it is in compliance with all applicable
         -------------
federal and state regulations with respect to the services to be rendered 'hereunder and it shall maintain such compliance throughout the Term of this Agreement. This warranty is in lieu of any other warranty, whether express, implied or statutory.

     15.  LIMITATION OF LIABILITY.IN NO EVENT WILL IGT BE LIABLE FOR ANY LOSS OF
          ------------------------
PROFITS, LOSS OF USE, LOSS OF GOODWILL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES REGARDLESS OF THE FORM OF ANY CLAIM, WHETHER IN CONTRACT OR IN TORT OR WHETHER FROM BREACH OF THIS AGREEMENT, IRRESPECTIVE OF WHETHER IGT HAS BEEN ADVISED OR SHOULD BE AWARE OF THE POSSIBILITY OF SUCH DAMAGES. CUSTOMER HEREBY ACKNOWLEDGES AND AGREES THAT IG'PS LIABILITY WITH RESPECT TO THE PERFORMANCE OF IGT'S SERVICES SHALL BE LIMITED TO THE AMOUNT OF IGT FEES PAID BY CUSTOMER FOR THE AFFECTED BILLING TRANSACTIONS FOR ANY FAILURE TO PERFORM ITS SERVICES HEREUNDER. CUSTOMER FURTHER AGREES TO INDEMNIFY AND HOLD IGT HARMLESS FOR ANY AND ALL CLAIMS THAT MAY ARISE FROM ANY THIRD PARTIES RELATING TO OR RESULTING FROM THE SERVICES PROVIDED HEREUNDER.

     16.  ASSIGNMENT  OF  PROCEEDS.In  the  event Customer wishes to assign to a
          -------------------------
third party any of its rights to any sums owing to it by IGT hereunder, Customer shall so notify IGT of such assignment by means of, and subject to the terms of the form attached hereto as Exhibit F, IGT shall have no obligation with respect to any assignment or payment direction of Customer which does not conform with Exhibit F. Further, IGT shall have no obligation to enter into any understanding or agreement with any third party with respect to such assignment.

     17.  TERM AND TERIMANATION OFTHE AGREEMENT.The term of this Agreement shall
          --------------------------------------
be for a period of two (2) years from the Effective Date ("Term") and shall automatically renew for successive periods of two (2) years unless terminated by written notice from either party at least ninety (90) days prior to scheduled termination. Additionally, this Agreement may be terminated by either party effective immediately in the event that the other party:

     (a) defaults on any payment obligation hereunder and fails to cure such payment default within ten (10) business days of written notice of such payment default to the defaulting party by the non-defaulting party; or

     (b) defaults with respect to any other material provision of this Agreement and fails to cure such default within thirty (30) days of written notice of such default to the defaulting party by the non-defaulting party.

     18.  EFFECT  OF  TERMINATION.
          ------------------------

     (a) Termination of this Agreement shall terminate all the rights and obligations of the parties hereunder, except that:

     (i) neither Customer nor IGT shall be released of its respective obligations to pay any sums of money due or payable or accrued under this Agreement;

     (ii) confidential information, as defined in Section 21, and any copies shall be returned to the Disclosing Party within thirty (30) days of termination of this Agreement and the Receiving Party shall keep such confidential information confidential for two (2) years from the date of termination and

     (iii) in the event the termination is a result of the default or breach by a party, the other party shall be entitled to pursue any and all rights and remedies it has to redress such default, breach or inequity.

     (b) The parties agree that the termination of this Agreement pursuant to any provision or section hereof, or for any other reasons, shall not affect or terminate any obligation or liability incurred or assumed by either party prior to Effective Date of termination of this Agreement, and the provisions of this Agreement shall survive its termination with respect to conclusion of any unresolved matters or payment obligation relating to the services performed prior to termination.

     (c) Upon notice of termination, in accordance with Section 18, Customer agrees that IGT may withhold reasonable amounts as Reserves to offset any service related costs and/or charges that may occur after settlement of Customer's final submission of Billing Transactions. Within one hundred and twenty (120) days of the completion of alt True-ups for Customer's final submission period, IGT shall provide an accounting of the Reserve amount. Any amount owing from one party to the other as a result of the True-up shall be paid within fifteen (15) days of IGT's final accounting.

     19.  VOLUME  CHANGES.
          ----------------

     In the event that either (i) after the first six (6) months of the Agreement, Customer's monthly Billing Transaction volume drops by twenty-five percent (25%) from the proceeding month for any processing month, or (ii) Customer's submitted client traffic is less than seventy-five percent (75%) billable to the Major Telcos for any processing month, than IGT may apply or increase IGT Reserves based solely on its reasonable analysis of the business exposure created by such changes in traffic submissions.

     20.  CONFIDENTIALITY.
          ----------------

     (a)  As  used  in  this  Agreement,  "Confidential  Information"  of either
Customer or IGT shall mean any written or documentary information relating to the service or business operations of the party ("Disclosing Party") [hat is given to the other party ("Receiving Party") pursuant to this Agreement or otherwise if such information is marked "Confidential", bears a marking of like import, or is identified by the Disclosing Party as "Confidential" at the time of transmittal to or receipt by the Receiving Party. Orally disclosed information shall be considered Confidential Information if it is identified as such at the time of disclosure by the Disclosing Party and within twenty (20) days after oral disclosure thereof the Disclosing Party confirms in writing to the Receiving Party the confidential nature of such information. Confidential Information shall also include any equipment, hardware or software (including firmware) made available to a Receiving Party by a Disclosing Party that includes or represents a tangible manifestation of a Party's Confidential Information, whether or not such equipment bears any confidential legend or marking,

     (b) Each party agrees that Confidential Information of the other party which is disclosed or obtained by it hereunder or otherwise, shall subject to the terms and conditions of this Agreement, be retained in confidence and shall be protected to the same extent and in the same manner as Confidential Information of the Receiving Party.

     (c) Information shall not be deemed confidential, and a Receiving Party shall have no obligation under this provision with respect to any:

     (i) Information which now or hereinafter comes into the public domain without breach of this Agreement;

     (ii) Information already in the possession of or known to the Receiving Party at the time of disclosure as evidenced by prior written documentation thereof;

     (iii) Information rightfully and lawfully received by a Receiving Party of a third party without breach of this Agreement or any other agreement as evidenced by existing written documentation thereof;

     (iv) Information developed independently or discovered by a Receiving Party without use of the Disclosing Party's Confidential Information as evidenced by existing written documentation thereof;

     (v) Information approved for release by written authorization of the Disclosing Party as evidenced by existing written documentation thereof; or

     (vi) Information disclosed pursuant to the requirement or request of a governmental agency or court of competent jurisdiction to the extent such disclosure is required by a valid law, regulation or court order and sufficient notice is given by the Receiving Party to the Disclosing Party of any such requirement or request to permit the Disclosing Party to seek an appropriate protective order or exemption from such requirement or request.

     (d) AIl information and all tangible forms of information including, but not limited to documents, drawings, specifications, prototypes, samples and the like received hereunder by a Receiving Party shall remain the property of the Disclosing Party. Upon written request by a Disclosing Party, a Receiving Party shall return to a Disclosing Party all tangible forms of the Disclosing Party's Confidential Information received by Receiving Party including all copies thereof.

     21.  ENTIRE  AGREEMENT.This Agreement and accompanying exhibits contain the
          ------------------
entire understanding of the parties witl3 respect to its subject matter and supersedes all prior and contemporaneous agreements, representations and understandings among the parties, whether oral or written, relating to the subject matter hereof.

     22.  ATTORNEYS'FEES.  In  the  event  of any dispute, claim, arbitration or
          ---------------
legal proceeding arising out of or relating to this Agreement, the prevailing party thereto snail be entitled to reimbursement from the other(s) of all reasonable attorney's fees and costs incurred in connection therewith. Reimbursement shall be due within thirty (30) days from the date that any dispute, claim, arbitration or legal proceeding is completed.

     23.  SEVERABILITY.  If  any  provision  of  this  Agreement  is found to be
          -------------
invalid by any court, the invalidity of such provision shall not affect the validity of the remaining provisions hereof.

     24.  CAPTIONS.  The  paragraph headings contained in this Agreement are for
          ---------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     25.  NOTICES.  All  notices  and other communications which are required or
          -------
may be given hereunder shall be in writing and shall be delivered personally or sent by mail or facsimile. All notices and other communications shall be deemed given when actually received by a party. Notice by mail shall be directed to a partyat its address set forth below or such other address as shall be given in accordance with this paragraph.

American  Nortel  Communications,  Inc.     Integratel,  Incorporated
7201  E.  Camelback  Road  Suite  320       5883  Rue  Ferrari
Scottsdale,  AZ  85251                      San  Jose,  CA  95138
Attn:                                       Attn:  General  Counsel
     ----------------------------------          -------------------------------

     26.  ASSIGNMENTS.  Customer may not assign any of its rights or obligations
          -----------
hereunder without the prior written consent of IGT. IGT consent shall not be unreasonably withheld.

     27.  SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure
          ----------------------
to  the  benefit  of  each  of  the  parties,  their  successors  and  assigns.

     28.  NO  AGENCY.  Neither  IGT  nor  Customer  is an agent, partner., joint
          ----------
venturer, fiduciary or legal representative of the other party and neither IGT nor Customer has authority to act for or incur any obligation on behalf of or in the name of the other party other than as set forth in this Agreement.

     29.  AMENDMENTS. Except as Otherwise provided herein, this Agreement may be
          ----------
amended or modified only by a written instrument executed and delivered by all of the parties hereto.

     30.  CHOICE OF LAW ANDVENUE.  THE  VALIDITY  OF  THIS  AGREEMENT,  ITS
          ----------------------
CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED

EXCLUSIVELY IN AND VENUE SHALL BE PROPER ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF INTEGRETEL, IN ANY OTHER COURT IN WHICH INTEGRETEL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE PARTIES HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO .OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

     31.  THIRD  PARTY  RIGHTS.  The parties do not intend to confer any benefit
          --------------------
hereunder  on  any  person  or  entity  other  than  the  parties  hereto.

     32.  FURTHER  ASSURANCES.  The parties agree to do such further acts and to
          -------------------
execute and deliver such additional agreements and documents as the other(s) may reasonably request to consummate, evidence or confirm the agreements contained herein and the matter contemplated hereby.

     33.  FORCE  MAJEURE.  Neither  party  shall  be  deemed  in default of this
          --------------
Agreement to the extent that any delay or failure in performance of its obligations results, without its fault or negligence, from any cause beyond its control, such as acts of God, acts of civil or military authority, government regulation, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, floods, earthquakes, nuclear accidents, strikes, power blackouts, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or act of or omission of transportation common carriers.

     34.  ANNOUNCEMENTS  AND  RELEASES.  Neither party may use the other party's
          ----------------------------
name in promotional or marketing advertisements, public announcements or public disclosures nor shall either party disclose the existence or terms of this Agreement or its subject matter, without the prior written consent of the other party.

     35.  CORPORATE AUTHORITY. The parties hereto represent and warrant that
          --------------------
they have the capacity, power and authority to enter into this Agreement, and met the individuals signing on behalf of both parties have the authority to so sign.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth above.

INTEGRETEL,  INCORPORATED

By    /s/ Timothy Gregon
      ---------------------------------------

Name  Timothy Gregon
      ---------------------------------------

Title CEO
      ---------------------------------------

Date  01/07/1997
      ---------------------------------------


AMERICAN NORTEL COMMUNICATIONS, INC.

By    /s/ William P. Williams
      ---------------------------------------

Name  William P. Williams
      ---------------------------------------

Title CEO
      ---------------------------------------

Date  12/31/1996
      ---------------------------------------